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                                                                   EXHIBIT 10.19


                             SECOND AMENDMENT TO THE
                            PRENTISS PROPERTIES TRUST
                         AMENDED AND RESTATED TRUSTEES'
                              SHARE INCENTIVE PLAN



         This Second Amendment to the Prentiss Properties Trust Amended and Restated Trustees' Share Incentive Plan (the "Plan") as amended by the First Amendment to the Plan, dated effective as of October 23, 2002, hereby amends the Plan as follows effective as of May 5, 2004:

         1. Section 2.01 which describes the maximum aggregate number of shares issuable under the Plan, is hereby amended by deleting the first sentence and inserting in its place the following sentence:

            "The total number of Shares that may be issued pursuant to Awards granted hereunder shall not exceed in the aggregate the sum of 350,000 Shares plus the number of Shares which, as of the Effective Date, remain available for issuance under the Prior Plan."

         2. As amended by the foregoing, the Plan shall remain in full force and effect.

Dated:  May 5, 2004



                                      PRENTISS PROPERTIES TRUST




                                      By: /s/ Thomas F. August
                                         -------------------------------------
                                         Thomas F. August
                                         President and Chief Executive Officer